

PLUMAS BANCORP

INVESTOR PRESENTATION

UPDATED THROUGH MARCH 31, 2022

PLUMAS BANCORP

Forward Looking Statements Disclaimer



Forward-looking statements are based on management's knowledge and belief as of today and include information concerning Plumas Bancorp's possible or assumed future financial condition, and its results of operations, business and earnings outlook. These forward-looking statements are subject to risks and uncertainties. For a discussion of factors which could cause results to differ, please see Plumas Bancorp's reports on Forms 10-K and 10-Q as filed with the Securities and Exchange Commission and the Company's press releases. Readers should not place undue reliance on the forward-looking statements, which reflect management's view only as of the date hereof. Plumas Bancorp undertakes no obligation to publicly revise these forward-looking statements to reflect subsequent events or circumstances.

Index





Carson Valley

Overview

NASDAQ Symbol: PLBC

Total Assets: $1.6 billion

Headquartered: Quincy, CA

Bank Branches: 14

Year Established: 1980

PLUMAS BANCORP


Modoc National Forest
Sheldon National Antelope Refuge
Redding
Lassen National Forest
Red Bluff
Chico
Reno
Yuba City
Carson City
Roseville
Folsom
Sacramento

PLUMAS BANCORP

Plumas Bank Leadership



Indian Valley

Andrew Ryback



President & CEO
Years at Plumas Bank – 20

Richard Belstock



EVP Chief Financial Officer
Years at Plumas Bank – 15

BJ North



EVP Chief Banking Officer
Years at Plumas Bank - 13

Aaron Boigon



EVP Chief Information Officer
Years at Plumas Bank - 8

Jeff Moore



EVP Chief Credit Officer
Years at Plumas Bank - 4

PLUMAS BANCORP

Business Model

- Branch network of 14 full-service branches and 3 lending offices.
- Predominant focus on personal service with a wide range of deposit products for the retail and commercial markets.
- Reduced costs by leveraging mobile and online banking services.
- Lending services include:
  - Business - term real estate, commercial, industrial term
  - Agricultural
  - Government-guaranteed
  - Retail - consumer, auto, home equity



Business Lending



Agricultural Lending



Government-Guaranteed



Retail Lending

Focus on small to middle market businesses.


Milky Way above Bonsai Rock

The Big Picture



Frazier Creek

- Increase of 45% in 2021
- Net Interest Income increased by $8.5 million
- Bank Net Interest Margin of 3.63% vs. bank peers at 3.34% in 2021*



Net Income
Thousands
$25,000
$20,000
$15,000
$10,000
$5,000
$-
$8,189
$13,992
$15,512
$14,475
$21,009
2017
2018
2019
2020
2021

PLUMAS BANCORP

* Average for CA Banks $1B-$3B



North Shore Lake Tahoe

- Non-Interest Income streams comprised primarily of:
  - Interchange revenue
  - Service charges on deposit accounts
  - Loan servicing fees
  - Gains on sale of SBA loans



Non-Interest Income
Thousands
$9,000
$8,000
$7,000
$6,000
$5,000
$4,000
$3,000
$2,000
$1,000
$-
2017
2018
2019
2020
2021
$2,467
$1,987
$2,039
$731
$1,056
$2,576
$2,174
$1,903
$800
$1,428
$2,695
$2,374
$867
$760
$1,439
$2,323
$2,568
$1,344
$841
$1,387
$2,349
$3,279
$1,008
$852
$1,228
Srvc Chrgs on Dpst Accnts
Interchange Revenue
Gain on Sale of SBA 7a Loans
Loan Srvc Fees
Other Income

PLUMAS BANCORP



Eureka Peak

- ROE of 17.44% exceeded peer average of 11.9% in 2021
- Strong earnings
- Efficient use of capital

PLUMAS BANCORP

Return on Bank's Equity



25.0%
20.0%
15.0%
10.0%
5.0%
0.0%
20.8%
18.7%
17.4%
13.7%
14.7%
10.8%
11.1%
11.9%
8.9%
6.0%
2017
2018
2019
2020
2021
Plumas Bank
CA Banks $1B-$3B, beginning in 2020*

* Prior to 2020, Plumas compared against CA Banks $500M-$1B



Lake Tahoe

- CAGR of 12% on stock price over the past five years
- Attributable to:
  - Earnings growth
  - Asset quality improvement
  - Expense management
  - Capital management
  - Expansion opportunities
  - Re-establishment of growing dividend
- PE Ratio lags peers

PLUMAS BANCORP

Stock Price to Earnings per Share



20
18
16
14
12
10
8
6
4
2
0
18.3
16.4
11.9
12.73
11.47
12.9
9
9
8.39
8.85
12/31/2017
12/31/2018
12/31/2019
12/31/2020
12/31/2021
Plumas Bancorp
CA Banks $1B-$5B



Lassen National Park

Deposits and Loans

PLUMAS BANCORP

Deposit Trends and Current Composition

- Record level of deposits
- All core, no brokered deposits


$1,600
$1,400
$1,200
$1,000
$800
$600
$400
$200
$0
Millions
$663
$727
$747
$974
$1,439
$1,468
Dec. 31, 2017
Dec. 31, 2018
Dec. 31, 2019
Dec. 31, 2020
Dec. 31, 2021
Mar. 31, 2022

- Average interest-bearing deposit rate is 0.11%


Time 4%
Money Market 18%
Savings 27%
Non-Interest Bearing 51%
Balances as of Mar. 31, 2022

PLUMAS BANCORP

Loan Trends and Current Composition

- Record level of loan balances
- Portfolio average yield was 5.41% in 2021



Millions
$900
$800
$700
$600
$500
$400
$300
$200
$100
$0
$488
$565
$618
$709
$839
$851
2017
2018
2019
2020
2021
Mar. 31, 2022

- 77% of portfolio balance is variable rate, of which 48% are at a floor rate



RE/Residential 2%
Home Equity Lines 4%
PPP 2%
RE/Construction 7%
CRE/Investor 22%
CRE/Multi Family 9%
Commercial 10%
CRE/Owner 20%
Indirect Auto 10%
Agricultural 14%

Balances as of Mar. 31, 2022

Diversification of Commercial Real Estate Loans by Property Type



90,000,000
80,000,000
70,000,000
60,000,000
50,000,000
40,000,000
30,000,000
20,000,000
10,000,000
-
Multi-Family
Retail
Office
Mixed Commercial
Mini Storage
Industrial
Residential
Hospitality
Gas Stations
Other Special Purpose
Mixed Commercial & Residential
Restaurants
Medical Facilities
Unknown
Assisted Living Facility
Other General Purpose
Commercial Land Development
Gaming
Auto Repair Facility
Undeveloped Commercial Land
CRE
SBA 504
SBA 7a

Includes CRE/Investor, CRE/Owner and CRE/Multifamily

Balances as of Mar. 31, 2022

Geographic Distribution of Commercial Real Estate Loans

PLUMAS BANCORP

CALIFORNIA AND NEVADA ECONOMIC REGIONS



CRE DISTRIBUTION BY REGION*

- 27% - NV - Western (pale green)
- 22% - CA - Greater Sacramento (yellow)
- 17% - CA - Northern Sacramento Valley (light green)
- 17% - CA - Northern (dark green)
- 6% - CA - Central Coast (orange)
- 4% - CA - Bay Area (pink)
- 3% - CA - San Joaquin Valley (chartreuse green)
- 2% - CA - Southern (blue)
- 2% - OR
- <1% - CA - Central Sierra (tan) & Southern Border (magenta)
- <1% - NV - Northwestern (lavender), Northeastern (pale pink) & WA

* Includes CRE/Investor, CRE/Owner and CRE/Multifamily

Balances as of Mar. 31, 2022

PLUMAS BANCORP

Payroll Protection Program Loans

- Fees, net of origination costs, earned in 2021 - $6.1 million
- Fees, net of origination costs, earned during 1st Q 2022 - $604 thousand
- Balance of unearned fees - $689 thousand
- Balance of remaining 112 PPP loans - $18.7 million
- Balance with a two-year maturity - $382 thousand
- Balance with a five-year maturity - $18.3 million

Balances as of Mar. 31, 2022

Indirect Automobile Loans

- Total automobile loans - $86.8 million
- Average balance - $26.3 thousand
- Average term at origination - 6.4 years
- Average FICO at origination - 736
- Delinquent loans as a percent of total by dollars – 2.12%



BALANCE BY LOAN TYPE
Used Vehicle
New Vehicle
51%
49%

Balances as of Mar. 31, 2022


Sunset on Lake Tahoe

Financial Recap

First Quarter 2022 Financial Highlights

PLUMAS BANCORP



Lake Tahoe

Dollars in thousands (Except per share)	03/31/2022	03/31/2021	Change	% Change
Assets	$ 1,622,232	$ 1,207,481	$ 414,751	34.3%
Deposits	$ 1,467,658	$ 1,069,218	$ 398,440	37.3%
Loans	$ 830,176	$ 719,894	$ 110,282	15.3%
Loans held for sale	$ 13,953	$ 2,522	$ 11,431	453%
Net Income	$ 5,718	$ 4,441	$ 1,277	28.8%
Income Before Tax	$ 7,692	$ 6,162	$ 1,530	24.8%
Net Interest Income	$ 12,015	$ 10,479	$ 1,536	14.7%
Net Interest Margin	3.21%	3.86%	(0.65%)	(17%)
ROAA	1.42%	1.55%	(0.13%)	(8%)
ROAE	17.6%	17.7%	(0.1%)	(1%)
Book Value per Share	$ 21.08	$ 19.63	$ 1.45	7%
Diluted EPS	$ 0.97	$ 0.85	$ 0.12	14%

PLUMAS BANCORP

2021 Financial Highlights


Whitehawk Ranch

Dollars in thousands (Except per share)	12/31/2021	12/31/2020	Change	% Change
Assets	$ 1,614,074	$ 1,111,576	$ 502,498	45.21%
Deposits	$ 1,438,999	$ 973,974	$ 465,025	47.75%
Loans	$ 838,587	$ 709,246	$ 129,341	18.24%
Loans held for sale	$ 31,277	$ 693	$ 30,584	4,413%
Net Income	$ 21,009	$ 14,475	$ 6,534	45.14%
Income Before Tax	$ 28,487	$ 19,952	$ 8,535	42.78%
Net Interest Income	$ 46,934	$ 38,396	$ 8,538	22.24%
Net Interest Margin	3.63%	4.02%	(0.39%)	(9.70%)
ROAA	1.52%	1.43%	0.09%	6.29%
ROAE	17.8%	15.5%	2.30%	14.84%
Book Value per Share	$ 23.05	$ 19.33	$ 3.72	19.24%
Diluted EPS	$ 3.76	$ 2.77	$ 0.99	35.74%

2021 Financial Highlights – Five Year



Cave Rock Beach, Lake Tahoe

Dollars in thousands (Except per share)+	12/31/21	12/31/20	12/31/19	12/31/18	12/31/17	%
Assets	$ 1,614,074	$1,111,576	$ 865,191	$ 824,398	$ 745,427	117%
Deposits	$ 1,438,999	$ 973,974	$ 747,324	$ 726,565	$ 662,657	117%
Loans	$ 838,587	$ 709,246	$ 617,561	$ 564,898	$ 486,020	72%
Loans held for sale	$ 31,277	$ 693	$ 2,123	$ 1,301	$ 614	4,994%
Nonperforming assets/total assets	0.33%	0.27%	0.33%	0.28%	0.59%	(44%)
Net Income	$ 21,009	$ 14,475	$ 15,512	$ 13,992	$ 8,189	157%
Net Interest Margin	3.63%	4.02%	4.75%	4.70%	4.35%	(17%)
Efficiency ratio	46.8%	50.6%	49.9%	52.0%	55.5%	(16%)
ROAA	1.52%	1.43%	1.82%	1.83%	1.18%	29%
ROAE	17.8%	15.5%	20.2%	23.3%	15.4%	16%
Book Value per Share	$ 23.05	$ 19.33	$ 16.36	$ 13.03	$ 11.00	110%
Diluted EPS	$ 3.76	$ 2.77	$ 2.97	$ 2.68	$ 1.58	138%



Rainbow Bridge, Donner Summit

Recent Expansion Strategy


Apr '16 Opened LPO Klamath Falls, OR
Jul '15 Purchased Rabo Bank's Redding Branch
May '14 Opened LPO Chico
Dec '15 Opened Reno Branch
Oct '18 Purchased Mutual of Omaha Bank's Carson City Branch
July '21 Acquired Bank of Feather River
Branch
Loan Production Office
Redding
Anderson
Chico
Yuba City
Reno
Roseville
Folsom
Sacramento

PLUMAS BANCORP



Lake Tahoe

Challenges

- Replacing PPP loans as balances are forgiven.
- Margin compression
- Leadership succession
- Cybersecurity

PLUMAS BANCORP

Strengths

- Stable Leadership team
- Strong core deposits
- Diversified loan portfolio
- Non-Interest Income streams
- Capital management
- Positioned for opportunity in disrupted environment



Buck in Modoc County, CA

Recent Plumas Bancorp & Plumas Bank Performance Based Awards

PLUMAS BANCORP

- Bankers Cup – Recognizing the top 10% of Community Banks
  4th Best Performing Community Bank in the Nation 2021
  3rd Best Performing Community Bank in the Nation 2020
  2nd Best Performing Community Bank in the Nation 2018-2019
  5th Best Performing Community Bank in the Nation 2017
  (publicly traded with assets between $500 million and $10 billion)
  By Raymond James & Associates

- Sm-All Stars List of Top 30 Banks & Thrifts 2018-2020
  (publicly traded on a major exchange with market cap below $2.5 billion)
  By Sandler O'Neill + Partners

- Annual Bank Honor Roll 2022
  (publicly traded with assets greater than $500 million)
  By Keefe, Bruyette & Woods, Inc.

- CB Top 10 – Recognizing the top 10% of Community Banks 2015-2021
  (community banks with assets between $1 billion and $5 billion)
  By CB Resources, Inc.

- 'Super Premier' Performing Bank 2015-2021
  By The Findley Reports

- Bison Select Financial Institution 2019 – Spring 2022
  (publicly traded banks without formal sell-side coverage)
  By D.A. Davidson